UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 14, 2014

SKULLCANDY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah		84098
(Address of principal executive offices)		(Zip Code)
(435) 940-1545
(Registrant’s telephone number, including area code):
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As noted in Item 5.07 below, at the 2014 Annual Meeting of Stockholders of Skullcandy Inc. (the “Company”), held on May 14, 2014 (the “Annual Meeting”), the Company’s stockholders approved the Amended and Restated Skullcandy, Inc. 2011 Incentive Award Plan to increase the number of the Company's common stock, $0.0001 par value per share, shares we are authorized to issue or award under the 2011 Plan by 2,500,000 shares.
A brief description of the material terms of the Plan, including the amendments, is set forth on pages 12 to 19 and Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 2, 2014 (the “Proxy Statement”) and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2014 Annual Meeting of Stockholders on May 14, 2014.
(b) The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:
Item 1 - Election of Directors

Stockholders elected the following nominees for director to serve a three-year term expiring at the Company’s 2017 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Rick Alden	18,493,126	531,352	—	5,387,380
Doug Collier	18,726,331	298,147	—	5,387,380
Item 2 - Ratification of Selection of Independent Registered Public Accountants
Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014. No Broker Non-Votes resulted from the vote on this proposal.

For:	18,726,331
Against:	29,894
Abstain	40,594
Item 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers Say- on-Pay Vote
Stockholders approved this item.

For:	12,458,478
Against:	6,516,492
Abstain	49,508
Broker Non-Votes	5,387,380

Item 4 - Amendment to the Amended and Restated Skullcandy, Inc. 2011 Incentive Award Plan
Stockholders approved an amendment to the Amended and Restated Skullcandy, Inc. 2011 Incentive Award Plan to increase the number of shares we are authorized to issue or award under the 2011 Plan by 2,500,000 shares.

For:	10,443,515
Against:	8,530,693
Abstain	50,270
Broker Non-Votes	5,387,380

No other matters were submitted for stockholder action.
(c) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2014

SKULLCANDY, INC.

/s/ Jason Hodell
Jason Hodell
Chief Financial Officer